UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       the Securities exchange act of 1934


Date of Report (Date of earliest event reported): March 15, 2001
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                                BriteSmile, Inc.
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             (Exact name of registrant as specified in its charter)



                                      Utah
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         (State or other jurisdiction of incorporation or organization)


         0-17594                                   87-0410364
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  (Commission file number)             (I.R.S. Employer Identification No.)




   490 North Wiget Lane
   Walnut Creek, CA                                         94598
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (925) 941-6260



                                 Not Applicable
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       (Former name or former address, if changed since last report)









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Item 5.   Other Events and Regulation FD Disclosure

On March 15, 2001 the Company issued its earnings release reporting unaudited year-end results for the full year ended December 30, 2000, and audited results for the nine-month transition period ended December 30, 2000.

A full copy of the earnings release is attached to this Report as an exhibit.

As reported in an earlier Current Report on Form 8-K, effective March 2000, the Company adopted a calendar year-end fiscal year. The fiscal year end of the Company was changed from March 31 of each year to the last Saturday closest to December 31. Each financial reporting quarter of the Company commencing April 2, 2000 will consist of 13 full weeks, the first two months of each quarter to end on the fourth Saturday of the month, and the third month of each quarter to end on the fifth Saturday of the month.

The Company will file an Annual Report on Form 10-K to cover the nine-month transition period from April 2, 2000 to December 30, 2000. Fiscal year 2001 will commence December 31, 2000 and end Saturday, December 29, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BriteSmile, Inc.


                          By:            /s/ Daniel Cunningham
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                                      Daniel Cunningham
                                      Controller


Date: March 16, 2001



































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                                  EXHIBIT INDEX


Exhibit No.
Under Reg.                                                    Sequential
S-K, Item 601               Description                       Page Number
-------------               ------------                      ------------


(99)                        Press release dated March 15,         4
                            2001 issued by the Registrant.